                                                                    Exhibit 99.1


NOTE: The referenced officer, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C.ss.1350.


I, Joseph A. Pichler, Chairman and Chief Executive Officer of The Kroger Co. (the "Company"), do hereby certify in accordance with 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The amended Quarterly Report on Form 10-Q/A of the Company for the period ending May 25, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.ss.78m or 78o(d)); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002                     (Joseph A. Pichler)
                                            ------------------------------------
                                            Joseph A. Pichler
                                            Chairman and Chief Executive Officer

NOTE: The referenced officer, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C.ss.1350.



I, Joseph A. Pichler, Chairman and Chief Executive Officer of The Kroger Co. (the "Company"), do hereby certify in accordance with 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The amended Annual Report on Form 10-K/A of the Company for the period ending February 2, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.ss.78m or 78o(d)); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002                     (Joseph A. Pichler)
                                            ------------------------------------
                                            Joseph A. Pichler
                                            Chairman and Chief Executive Officer

NOTE: The referenced officer, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C.ss.1350.



I, J. Michael Schlotman, Group Vice President and Chief Financial Officer of The Kroger Co. (the "Company"), do hereby certify in accordance with 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The amended Quarterly Report on Form 10-Q/A of the Company for the period ending May 25, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.ss.78m or 78o(d)); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002                 (J. Michael Schlotman)
                                        ----------------------------------------
                                        J. Michael Schlotman
                                        Group Vice President and Chief Financial
                                              Officer

NOTE: The referenced officer, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C.ss.1350.



I, J. Michael Schlotman, Group Vice President and Chief Financial Officer of The Kroger Co. (the "Company"), do hereby certify in accordance with 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The amended Annual Report on Form 10-K/A of the Company for the period ending February 2, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.ss.78m or 78o(d)); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002                 (J. Michael Schlotman)
                                        ----------------------------------------
                                        J. Michael Schlotman
                                        Group Vice President and Chief Financial
                                              Officer